UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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FPA FUNDS TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FPA FUNDS TRUST

On behalf of its series
FPA International Value Fund and
FPA Crescent Fund

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To be held on May 9, 2016

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board," and each member of the Board, a "Trustee" of FPA Funds Trust (the "Trust") for voting at the Special Meeting of Shareholders (the "Meeting") of each series of the Trust listed above (each, a "Fund" and collectively, the "Funds") to be held at 10:30 a.m. (Pacific time) on Monday, May 9, 2016, in the offices of First Pacific Advisors, LLC ("FPA" or the "Adviser"), 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025 (the "Meeting"), and at any and all adjournments thereof. The Meeting will be held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement and the accompanying materials are being mailed by the Board on or about March 29, 2016.

At the Meeting, shareholders of the Funds will be asked to vote on the proposal to elect seven (7) nominees (the "Nominees") to the Board (the "Proposal"). The Board knows of no business, other than that specifically mentioned in the Notice, which will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Voting Information

Record Date; Shareholders Entitled to Vote

The Board has fixed the close of business on March 14, 2016 as the record date (the "Record Date") for the determination of shareholders of the Funds entitled to notice of and to vote at the Meeting and at any adjournment(s) thereof. Shareholders of the Funds are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held on the Record Date. On the Record Date, there were 557,393,656 shares of the FPA Crescent Fund and 23,710,394 shares of the International Value Fund outstanding.

Solicitation of Proxies

This solicitation of proxies is being made by and on behalf of the Board, and the cost of preparing, printing and mailing this Proxy Statement, the Notice and the accompanying Proxy Card and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid by the Trust. The Trust will reimburse banks, brokers, and other persons holding the Funds' shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy materials to and obtaining proxies from the beneficial owners of such shares.

Revocation of Proxies

Any shareholder giving a proxy has the power to revoke it by executing a superseding proxy by phone, Internet or mail following the process described on the Proxy Card or by submitting a notice of revocation to the Trust or in person at the Meeting. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, with the burden of proving invalidity resting on the challenger.

Quorum; Adjournment

A quorum of shareholders is required to take action at this Annual Meeting of Shareholders. For purposes of this Meeting, a quorum is present to transact business on a proposal if the holders of at least thirty percent (30%) of the outstanding shares of the Trust entitled to vote on the proposal are present in person or by proxy. The shares represented by a proxy that is properly executed and returned will be considered to be present at the Meeting.

If a quorum is not present at the Meeting or if a quorum is present at the Meeting but sufficient votes in favor of the Proposal are not received, the Meeting may be adjourned to permit further solicitation of proxies. The affirmative vote of the Outstanding Shares of the Trust represented in person or by proxy at the Meeting will be sufficient for an adjournment. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment those proxies which have voted against any such proposals. An adjournment may be held within a reasonable time after the date set for the Meeting without the necessity of further notice. Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present.

All properly executed proxies received in time for the Meeting will be treated as present for quorum purposes and will be voted as specified in the proxy or, if no specification is made, for the election of each Nominee as described in this Proxy Statement. In determining whether shareholders have elected a Nominee to the Board, abstentions and broker non-votes, if any, will be treated as shares present at the Meeting for establishing a quorum but that have not been voted. Accordingly, abstentions and broker non-votes will have no effect on the election of a Nominee.

Required Vote

The election of each Nominee to the Board requires the affirmative vote of the holders of a plurality of the Trust's shares present in person or represented by proxy at the at the Meeting, meaning that to be elected, the Nominee must be one of the seven (7) Nominees receiving the most "FOR" votes because seven Nominees will be elected. Unless otherwise instructed, the proxy holders intend to vote the proxies received by them for the Nominees.

Availability of Shareholder Reports

The Trust will furnish, without charge, copies of its most recent annual report and semi-annual reports succeeding such annual report, if any, to any shareholder requesting such a report. Requests for an annual or semi-annual report should be made in writing to First Pacific Advisors, LLC, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025, by accessing the Trust's website at www.fpafunds.com or by calling (800) 982-4372 ext. 419. To avoid sending duplicate copies of materials to households, please note that only one annual or semi-annual report or proxy statement, as applicable, may be delivered to two or more shareholders of the Trust who share an address, unless the Trust has received instructions to the contrary.

IMPORTANT INFORMATION

The Proxy Statement discusses important matters affecting the Trust. Please take the time to read the Proxy Statement, and then cast your vote. You may obtain additional copies of the Notice of Meeting, Proxy Statement and Proxy Card by accessing http://www.proxyonline.com/docs/fpafunds2016. There are multiple ways to vote. Choose the method that is most convenient for you. To vote by telephone or Internet, follow the instructions provided on the proxy card. To vote by mail, simply fill out the Proxy Card and return it in the enclosed postage-paid reply envelope. Please do not return your Proxy Card if you vote by telephone or Internet. To vote in person, attend the Meeting and cast your vote. The Meeting will be held at the offices of First Pacific Advisors, LLC, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

PROPOSAL 1: ELECTION OF TRUSTEES

Background

At a duly constituted meeting of the Board held on February 9, 2016 (the "February Meeting"), the Board determined, to nominate a new Trustee to the Board. In addition, the Board has nominated the existing Trustees who are not "interested person(s)" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), except for Mr. Thomas Merrick who is retiring effective May 9, 2016, for election by shareholders at the Meeting. The Board has also nominated existing Trustee, Mr. Steven T. Romick, who is deemed to be an "interested person(s)" of the Board as defined in the 1940 Act (an "Interested Trustee"), for election by shareholders at the Meeting.

At the suggestion of the Adviser, the Board recommended the nomination of Mr. J. Richard Atwood as an Interested Trustee of the Trust (the "New Interested Nominee"). At the February Meeting, the Board determined to nominate Mr. Atwood as an Interested Trustee of the Trust.

All of the Nominees have consented to serving (or continuing to serve) as Trustees of the Trust if elected. If any Nominee is unable to serve due to an event not now anticipated, the persons named as proxies will vote for such other nominee as may be proposed by the Nominating and Governance Committee of the Board. Each Nominee, if elected, will hold office during the lifetime of the Trust and until its termination unless such Nominee dies, resigns or is removed.

Nominee Information

The Trust's Board of Trustees is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Trust achieve its investment objective while acting in the best interests of the Trust's shareholders. As noted in the table below, the Nominees bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, corporate management, education, and investment management. The Board believes that each particular Nominee's financial and business experience give him the qualifications and skills to serve as a Trustee.

Information about the Nominees and Trustees, including their business addresses, ages and principal occupations during the past five years, and other current directorships, are set forth in the table below. A Nominee and/or Trustee is deemed to be "independent" to the extent the individual is not an "interested person" of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

Name, Address and Age (1)	Position(s) Held With Trust	Year First Elected as Trustee of the Trust	Principal Occupation(s) or Employment During Past Five Years (2)	Number of FPA Funds (3) Boards on Which Trustee Serves	Other Directorships Held by Trustees
Current Independent Trustee Nominees
Mark L. Lipson, 65	Trustee	2015	Consultant, ML2 Advisors, LLC. Formerly a member of the Management Committee and Western Region Head at Bessemer Trust Company (2007-2014). Director of FPA Capital Fund, Inc., of FPA New Income, Inc., of FPA Paramount Fund, Inc., of FPA U.S. Value Fund, Inc. and of Source Capital, Inc. (since October 2015).	7	None
Alfred E. Osborne, Jr., 71	Trustee	2002	Senior Associate Dean at the UCLA Anderson Graduate School of Management (since 1972). Director of FPA Paramount Fund, Inc. (since 2013), of FPA U.S. Value Fund, Inc. (since 2013), of FPA Capital Fund, Inc. and of FPA New Income, Inc. (since 1999), and of Source Capital, Inc. (since 2013).	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminum
A. Robert Pisano, 73	Trustee	2013	Consultant. Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-April 2005). Director of FPA Paramount Fund, Inc. and of FPA U.S. Value Fund, Inc. (since July 2012); of FPA Capital Fund, Inc. and of FPA New Income, Inc. (since January 2013); and of Source Capital, Inc. (since 2013).	7	Entertainment Partners, Resources Global Professionals, The Motion Picture and Television Fund
Patrick B. Purcell, 73	Trustee	2006	Retired. Formerly, Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983 to 1998). Director of FPA New Income, Inc., and of FPA Capital Fund, Inc. (since May 2006), of FPA Paramount Fund, Inc., and of FPA U.S. Value Fund, Inc. (since July 2012) and of Source Capital, Inc. (since 2010).	7	The Motion Picture and Television Fund
Allan M. Rudnick, 75	Trustee & Chairman	2010	Private investor. Formerly, Co-founder and Chief Investment Officer of Kayne Anderson Rudnick Investment Management ("KAR") (1989-December 2007). Formerly, President (from 2001) and Chief Executive Officer and Chairman of the Board (from 2005) of KAR. Director of FPA New Income, Inc., and of FPA Capital Fund, Inc. (since January 2010), of FPA Paramount Fund, Inc. and of FPA U.S. Value Fund, Inc. (since July 2012), and of Source Capital, Inc. (since 2012).	7	None

Name, Address and Age (1)	Position(s) Held With Trust	Year First Elected as Trustee of the Trust	Principal Occupation(s) or Employment During Past Five Years (2)	Number of FPA Funds (3) Boards on Which Trustee Serves	Other Directorships Held by Trustees
Current Interested Trustee Nominee
Steven T. Romick (4), 52	Trustee	2002	Managing Partner of FPA (since January 2010). Vice President (since February 2015) and Portfolio Manager (since June 1993) of FPA Crescent Fund and of Source Capital, Inc. (since 2015). Formerly, President of the Trust (2002-2015).	2	None
New Interested Trustee Nominee
J. Richard Atwood (4), 55	President	N/A	Managing Partner of FPA (since October 2006). President of FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc., FPA Funds Trust, Source Capital, Inc. and FPA Capital Fund, Inc. (each, an "FPA Fund") (since February 2015). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years. Formerly, until March 2013, Director, President, Chief Executive Officer, Chief Compliance Officer, Chief Financial Officer and Treasurer of FPA Fund Distributors, Inc.	0	None

(1)  The address for each trustee is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025

(2)  "Principal Occupation" includes all positions held with affiliates of each FPA Fund during the past five years.

(3)  FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc., FPA Capital Fund, Inc., Source Capital, Inc. and the Trust (each, an "FPA Fund" and collectively, the "FPA Funds").

(4)  Messrs. Romick and Atwood is each an "interested person(s)" within the meaning of the 1940 Act by virtue of his affiliation with FPA.

The Board of Trustees and its Leadership Structure. The Board has general oversight responsibility with respect to the business and affairs of the Trust. Although the Board has delegated day-to-day oversight to the Adviser, all Trust operations are overseen by the Trust's Board, which meets quarterly. The Board currently is composed of six Trustees, five of whom are not "interested persons" of the Trust as that term is defined in the 1940 Act. The Board holds executive sessions (with and without partners and/or employees of the Adviser) in connection with its regularly scheduled Board meetings, and the Independent Trustees frequently correspond with each other in between meetings to discuss specific matters that may require attention at or prior to the Board's next regularly scheduled meeting. The Audit Committee meets quarterly at regularly scheduled meetings and the Nominating and Governance Committee meets at least twice a year. The Independent Trustees have retained "independent legal counsel" as defined in the 1940 Act.

The Board has appointed Allan M. Rudnick as Chairman of the Board. The Chairman presides at all meetings of the Board and works with the Secretary to set the agenda for meetings. The Chairman does not participate in the preparation of materials for meetings of the Board, but has delegated this responsibility to the management of the Trust, and they have frequent discussions regarding matters related to seeking to ensure that the Board obtains all of the information necessary to perform its functions and take actions.

The Board periodically reviews its leadership structure, including the role of the Chairman, who is an Independent Trustee. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Trust's current operations. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees, each of whose meetings are chaired by an Independent Trustee; and (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are "interested persons" of the Trust.

The Board is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Trust achieve its investment objective while acting in the best interests of the Trust's shareholders. Several members of the Board have had a long and continued service with the Trust. As noted in the Nominee Information Table above, the Trustees bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, education, corporate management, and investment management. The Board believes that each particular Trustee's financial and business experience gives him the qualifications and skills to serve as a Trustee.

The Board has also appointed a chief compliance officer ("CCO") for the Trust. The CCO reports directly to the Board and participates in the meetings of the Board. The Independent Trustees meet quarterly in executive session with the CCO, and the CCO prepares and presents periodic written compliance reports which update compliance activities to date and results thereon. Additionally, the CCO presents an annual written report to the Board evaluating the Trust's compliance policies and procedures. The Board expects the CCO to report any material risk, should it arise, to the Board.

Shareholders wishing to communicate with the Board may do so by sending a written communication to J. Richard Atwood, the President of the Trust, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

During the fiscal year ended December 31, 2015, the Board held ten meetings. Each Trustee attended more than 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all Committees of the Board on which they served.

Risk Oversight. The Board of Trustees has delegated day-to-day Trust and risk management to the Adviser, which is responsible for managing all Trust operations and the Trust's risk management processes. The Board oversees the processes implemented by the Adviser or other service providers to manage relevant risks and considers risk management issues as part of its responsibilities throughout the year at regular meetings. The Audit Committee also considers risk management issues affecting the Trust's financial reporting and controls at its regular meetings throughout the year. The Adviser and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at their request. For example, the portfolio managers of the Trust meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Trust of investments in particular securities. The Adviser also prepares reports for the Board regarding various issues, including valuation and liquidity.

Standing Committees of the Board. The Board has an Audit Committee and a Nominating and Governance Committee. The responsibilities of each committee are described below.

The Board has an Audit Committee comprised of all of the Independent Trustees. The Committee makes recommendations to the Board concerning the selection of the Trust's independent registered public accounting firm and reviews with such firms the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Trust with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee met four times during the last fiscal year.

The Trust has a Nominating and Governance Committee consisting of all of the Independent Trustees. The Committee recommends to the full Board nominees for election as Trustees of the Trust to fill vacancies on the Board, when and as they occur. In addition, the Committee periodically reviews issues such as the Board's composition and compensation as well as other relevant issues, and recommends appropriate action, as needed, to the full Board. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholders' suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating and Governance Committee of the Trust, in care of the Trust's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee along with a written consent of the prospective nominee for consideration of his or her name by the Committee. The determination of nominees recommended by the Committee is within the sole discretion of the Committee, and the final selection of nominees is within the sole discretion of the Board. Therefore, no assurance can be given that any persons recommended by shareholders will be nominated as Trustees. The Nominating and Governance Committee met four times during the last fiscal year.

The Nominating and Governance Committee is responsible for searching for Trustee candidates that meet the evolving needs of the Board. Trustee candidates must have the highest personal and professional ethics and integrity. Additional criteria weighed by the Nominating and Governance Committee in the Trustee identification and selection process include the relevance of a candidate's experience in investment company and/or public company businesses, enterprise or business leadership and managerial experience, broad economic and policy knowledge, the candidate's independence from conflicts of interest or direct economic relationship with the Trust, financial literacy and knowledge, and the candidate's ability and willingness to devote the proper time to prepare for, attend and participate in discussions in meetings. The Committee also takes into account whether a candidate satisfies the criteria for independence under the rules and regulations of the 1940 Act, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether the candidate would qualify as an Audit Committee financial expert. While the Nominating and Governance Committee does not have a formal policy respecting diversity on the Board of Trustees, consideration is given to nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board of Trustees.

Compensation of Trustees

During the fiscal year ended December 31, 2015, the Trust did not pay any salaries directly to officers but paid an investment advisory fee to FPA. The following information relates to compensation paid to the Trustees. The FPA Crescent Fund paid an annual retainer of $24,000 to each Independent Trustee, plus $2,000 for each Board of Trustees meeting attended and $500 for each Committee meeting held on a day other than a Board meeting. The FPA International Value Fund paid an annual retainer of $11,000 to each Independent Trustee, plus $2,000 for each Board of Trustees meeting attended and $500 for each Committee meeting held on a day other than a Board meeting. Additionally, the Chairman of the Board receives an additional fee of $1,000 per quarter, and the Chairman of the Audit Committee receives an extra $500 and the Chairman of the Nominating and Governance Committee receives an extra $500 for in-person meetings of the Board of Trustees. The Independent Trustees received total Trustees' fees of $275,000 from the FPA Crescent Fund and $108,000 from the FPA International Value Fund for the fiscal year ended December 31, 2015. Each such Independent Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee.

Name	Aggregate Compensation From the FPA Crescent Fund (1)	Aggregate Compensation From the FPA International Value Fund (1)	Total Compensation From All FPA Funds, (1,2), Including the FPA Crescent Fund and FPA International Value Fund
Independent Trustees
Mark L. Lipson (3)	$15,000	$4,500	$56,500
Thomas P. Merrick (will retire on May 9, 2016)	48,500	19,000	206,000
Alfred E. Osborne, Jr.	51,500	20,000	206,000
A. Robert Pisano	54,500	19,000	207,000
Patrick B. Purcell	56,000	22,000	227,000
Allan M. Rudnick	15,000	23,500	238,500
"Interested" Trustee
Steven T. Romick	0	0	0

(1)  No pension or retirement benefits are provided to trustees by the Trust or the FPA Funds.

(2)  Includes compensation from FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc., the Trust, and Source Capital, Inc.

(3)  Mr. Lipson became a Trustee of the Trust effective October 1, 2015.

Share Ownership

Shares Owned by Trustees as of February 29, 2016

Name	Dollar Range of Trust Shares Owned	Aggregate Dollar Ranges of Shares Owned in All FPA Funds Overseen by Trustee
Independent Trustees
Mark L. Lipson	Over $100,000	Over $100,000
Thomas P. Merrick (will retire on May 9, 2016)	Over $100,000	Over $100,000
Alfred E. Osborne, Jr.	Over $100,000	Over $100,000
A. Robert Pisano	$10,001-$50,000	Over $100,000
Patrick B. Purcell	Over $100,000	Over $100,000
Allan M. Rudnick	Over $100,000	Over $100,000
"Interested" Trustee
Steven T. Romick	Over $100,000	Over $100,000

All officers and Trustees of the Trust as a group owned beneficially less than 1% of the outstanding shares of common stock of the Trust.

Executive Officers of the Trust

The following information relates to the executive officers of the Trust who are not Trustees of the Trust. Each officer (except Ms. Hayes) also serves as an officer of FPA.

Name and Position With Trust (1)	Principal Occupation(s) or Employment During Past Five Years (2)	Age	Officer Since
Mark Landecker (Vice President and Portfolio Manager of FPA Crescent Fund)	Partner of FPA (since December 2013). Formerly, Managing Director (January 2013-December 2013). Formerly, Vice President of FPA (2009-2012). Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015).	39	2015
Brian A. Selmo (Vice President and Portfolio Manager of FPA Crescent Fund)	Partner of FPA (since December 2013. Formerly, Managing Director (January 2013-December 2013). Formerly, Vice President of FPA (2008-2012). Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015).	37	2015

Name and Position With Trust (1)	Principal Occupation(s) or Employment During Past Five Years (2)	Age	Officer Since
Pierre O. Py (Vice President and Portfolio Manager of FPA International Value Fund)	Managing Director of FPA (since 2013). Co-Portfolio Manager of FPA Paramount Fund, Inc. (since 2013). Formerly, Vice President of FPA (September 2011-December 2012). Formerly, Co-President (2013-February 2015) and Vice President of FPA Paramount Fund, Inc. (November 2011-August 2013). Formerly, President (November 2013-February 2015) and Vice President (November 2011-November 2013) of the FPA International Value Fund. Formerly, International Research Analyst at Harris Associates (October 2004-December 2010).	38	2015
J. Richard Atwood (President)	Managing Partner of FPA (since October 2006). President of each FPA Fund (since February 2015). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years. Formerly, until March 2013, Director, President, Chief Executive Officer, Chief Compliance Officer, Chief Financial Officer and Treasurer of FPA Fund Distributors, Inc.	55	1997
Leora R. Weiner (Chief Compliance Officer)	Managing Director and General Counsel of FPA (since June 2014); and Chief Compliance Officer of each FPA Fund (since June 2014). Formerly, Chief Compliance Officer of FPA (June 2014-January 2016); and Managing Director (March 2013-June 2014), General Counsel (September 2012-June 2014) and Chief Compliance Officer (August 2010-June 2014) of Tradewinds Global Investors, LLC, a Nuveen Investments Company.	44	2014
E. Lake Setzler (Treasurer)	Senior Vice President (since January 2013) and Controller for more than the past five years of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund for more than the past five years, and Vice President of FPA (December 2005-December 2012).	48	2006
Michael P. Gomez (Assistant Vice President)	Assistant Vice President and Assistant Controller of FPA (since June 2010); and Assistant Vice President of each FPA Fund (since February 2012).	30	2012
Francine S. Hayes (Secretary)	Vice President and Managing Counsel, State Street Bank and Trust Company (various positions since 2005).	48	2015

(1)  The address for each Officer (except Ms. Hayes) is 11601 Wilshire Blvd, Ste. 1200, Los Angeles, California 90025. Ms. Hayes' address is State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111.

(2)  "Principal Occupation" includes all positions held with affiliates of the Trust during the past five years.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT THE SHAREHOLDERS
VOTE "FOR" THE NOMINEES.

GENERAL INFORMATION

Investment Adviser

First Pacific Advisors, LLC, maintains its principal office at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. FPA is a Delaware limited liability company that, together with its predecessor organizations, has been in the investment advisory business since 1954 and has served as the Funds' investment adviser since the Funds' inception. No Independent Trustee owns, beneficially or of record, interests of the Adviser or any entity under common control with the Adviser.

Administrator

State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as the administrator for the Trust pursuant to an administration agreement.

Distributor

UMB Distribution Services, LLC, 235 West Galena Street, Milwaukee, Wisconsin, 53212, serves as the principal underwriter for the Trust pursuant to a distribution agreement.

Independent Registered Public Accounting Firm

The Board of Trustees, including a majority of the Independent Trustees, has selected Deloitte & Touche LLP ("Deloitte") to serve as the Trust's independent registered public accounting firm for the fiscal year ending December 31, 2016. The employment of such firm is conditioned upon the right of the Trust, by vote of a majority of its outstanding voting securities, to terminate such employment forthwith without any penalty. Deloitte has served as the independent registered public accounting firm for the Trust since November 11, 2002. Representatives of Deloitte are expected to be present at the Meeting, with the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to any appropriate questions from shareholders.

Audit Fees. The aggregate fees billed for the last two fiscal years for professional services rendered by Deloitte to the Trust for the audit of the Trust's annual financial statements or services normally provided by Deloitte in connection with statutory and regulatory filings or engagements for those fiscal years are set forth below.

	FPA Crescent Fund	FPA International Value Fund
Year ended December 31, 2014	$52,912	$26,000
Year ended December 31, 2015	$68,500	$39,500

Audit-Related Fees. There were no fees billed for the last two fiscal years for assurance and related services rendered by Deloitte to the Trust that are reasonably related to the performance of the audit of the Trust's financial statements and are not reported under Audit Fees above.

There were no fees billed for the last two fiscal years for assurance and related services rendered by Deloitte to the Adviser that are reasonably related to the performance of the audit of the Trust's financial statements that were required to be pre-approved by the Audit Committee.

Tax Fees. The aggregate fees billed for the last two fiscal years for professional services rendered by Deloitte to the Trust for tax return preparation are set forth below.

	FPA Crescent Fund	FPA International Value Fund
Year ended December 31, 2014	$23,070	$8,160
Year ended December 31, 2015	$15,900	$9,000

There were no fees billed for the last two fiscal years for professional services rendered by Deloitte to the Adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee as required are set forth below.

All Other Fees. There were no fees billed for the last two fiscal years for products and services provided by Deloitte to the Trust, other than the services reported herein.

There were no fees billed for the last two fiscal years for products and services provided by Deloitte to the Adviser that were required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

OTHER MATTERS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Submission of Shareholder Proposals

The Trust is not required to hold annual shareholder meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. Because the Trust does not hold annual shareholder meetings, the anticipated date of the next shareholders meeting cannot be provided. Although the Trust has not adopted a specific process regarding shareholder proposals, any shareholder intending to submit a proposal to be presented at a meeting of shareholders may transmit such proposal to the Trust (addressed to FPA Funds, c/o J. Richard Atwood, the President of the Trust, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025) to be received within a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that proxy statement relating to such meeting. Whether a shareholder proposal is included in a proxy statement will be determined in accordance with applicable federal and state law. The timely submission of a proposal does not guarantee its inclusion.

Security Ownership of Shareholder Proposals

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of the Funds. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund acknowledges the existence of such control. A control person can have a significant impact on the outcome of a shareholder vote. As of February 29, 2016, the following shareholders are known by the Funds to own of record or to beneficially own 5% or more of the outstanding shares of a Fund:

Fund	Name and Address	Shares/Percentage of Ownership	Type of Ownership
FPA Crescent Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, California 94104-4151	117,726,612 shares 20.89%	Record
FPA Crescent Fund	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0001	61,278,848 shares (10.87%)	Record

Fund	Name and Address	Shares/Percentage of Ownership	Type of Ownership
FPA Crescent Fund	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East Jacksonville, Florida 32246	40,372,011 shares (7.16%)	Record
FPA International Value Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, California 94104-4151	8,175,107 shares 34.43%	Record
FPA International Value Fund	RBC Capital Markets LLC 60 South Sixth Street Minneapolis, Minnesota 55402	6,512,037 shares 27.43%	Record
FPA International Value Fund	TD Ameritrade Inc. for the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103	1,371,785 shares 5.78%	Record

Legal Proceedings

There are no material pending legal proceedings to which any Nominee, Trustee or affiliated person of such Nominee or Trustee is a party adverse to the Trust or any of their affiliated persons or has a material interest adverse to the Trust or any of their affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Nominee, Trustee or executive officer of the Trust within the past ten years.

By order of the Board,

/s/ Francine S. Hayes

Francine S. Hayes

Secretary

March 29, 2016

Please complete, date and sign the enclosed proxy, and return it promptly in the enclosed reply envelope. No postage is required if mailed in the United States. You may also vote your proxy by telephone or over the Internet.

Directions: First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025, Telephone (310) 473-0225
Entrance to parking lot on Goshen Avenue.

PROXY CARD
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

FPA Crescent Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 9, 2016

The undersigned Shareholder(s) of above named fund (“the Fund”), a series of FPA Funds Trust, hereby appoint(s) J. Richard Atwood and E. Lake Setzler (each with full power of substitution), the proxy or proxies of the undersigned, to attend the Special Meeting of Shareholders to be held on May 9, 2016 at 10:30 a.m. Pacific Time, at the offices of First Pacific Advisors, LLC, 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064, and at any postponements or adjournments thereof (“Special Meeting”), to vote all of the shares of the Fund that the undersigned would be entitled to vote if personally present at the Special Meeting and on any other matters properly brought before the Special Meeting, all as set forth in the Proxy Statement for the Special Meeting of Shareholders.

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-796-7180.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 9, 2016.  The proxy statement for this meeting is available at:

proxyonline.com/docs/fpafunds2016

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

FPA Crescent Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.  When properly executed, this proxy will be voted as indicated or “FOR” each nominee if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: •

To elect the following to the Board of Trustees:

		FOR	WITHHOLD

1.	J. RICHARD ATWOOD	O	O
2.	MARK L. LIPSON	O	O
3.	ALFRED E. OSBORNE, JR.	O	O
4.	A. ROBERT PISANO	O	O
5.	PATRICK B. PURCELL	O	O
6.	ALLAN M. RUDNICK	O	O
7.	STEVEN T. ROMICK	O	O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PROXY CARD
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

FPA International Value Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 9, 2016

The undersigned Shareholder(s) of above named fund (“the Fund”), a series of FPA Funds Trust, hereby appoint(s) J. Richard Atwood and E. Lake Setzler (each with full power of substitution), the proxy or proxies of the undersigned, to attend the Special Meeting of Shareholders to be held on May 9, 2016 at 10:30 a.m. Pacific Time, at the offices of First Pacific Advisors, LLC, 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064, and at any postponements or adjournments thereof (“Special Meeting”), to vote all of the shares of the Fund that the undersigned would be entitled to vote if personally present at the Special Meeting and on any other matters properly brought before the Special Meeting, all as set forth in the Proxy Statement for the Special Meeting of Shareholders.

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-796-7180.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 9, 2016.  The proxy statement for this meeting is available at:

proxyonline.com/docs/fpafunds2016

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

FPA International Value Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.  When properly executed, this proxy will be voted as indicated or “FOR” each nominee if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: •

To elect the following to the Board of Trustees:

		FOR	WITHHOLD

1.	J. RICHARD ATWOOD	O	O
2.	MARK L. LIPSON	O	O
3.	ALFRED E. OSBORNE, JR.	O	O
4.	A. ROBERT PISANO	O	O
5.	PATRICK B. PURCELL	O	O
6.	ALLAN M. RUDNICK	O	O
7.	STEVEN T. ROMICK	O	O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]